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                                                                      EXHIBIT 24
                               POWER OF ATTORNEY

          OFFICERS AND DIRECTORS OF CELL ROBOTICS INTERNATIONAL, INC.


     The undersigned director of Cell Robotics International, Inc., a Colorado corporation (the "Corporation"), which proposes to file a Form 10-KSB under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington D.C., hereby constitutes and appoints Dr. Ronald
K. Lohrding, with full power of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Form 10-KSB and any and all amendments thereto, and any and all applications or other documents to be filed pertaining to such Form 10-KSB with the Securities and Exchange Commission and with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or any of his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Executed this 28th day of March, 2000.

                                                    /s/ Mark T. Waller
                                                    ----------------------------
                                                    Mark T. Waller

                               POWER OF ATTORNEY

          OFFICERS AND DIRECTORS OF CELL ROBOTICS INTERNATIONAL, INC.


     The undersigned director of Cell Robotics International, Inc., a Colorado corporation (the "Corporation"), which proposes to file a Form 10-KSB under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington D.C., hereby constitutes and appoints Dr. Ronald
K. Lohrding, with full power of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Form 10-KSB and any and all amendments thereto, and any and all applications or other documents to be filed pertaining to such Form 10-KSB with the Securities and Exchange Commission and with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or any of his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Executed this 30th day of March, 2000.

                                                    /s/ Debra Bryant
                                                    ----------------------------
                                                    Debra Bryant

                               POWER OF ATTORNEY

          OFFICERS AND DIRECTORS OF CELL ROBOTICS INTERNATIONAL, INC.


     The undersigned director of Cell Robotics International, Inc., a Colorado corporation (the "Corporation"), which proposes to file a Form 10-KSB under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington D.C., hereby constitutes and appoints Dr. Ronald
K. Lohrding, with full power of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Form 10-KSB and any and all amendments thereto, and any and all applications or other documents to be filed pertaining to such Form 10-KSB with the Securities and Exchange Commission and with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or any of his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Executed this 30 day of March, 2000.

                                                    /s/ Ron Ainsworth
                                                    ----------------------------
                                                    Ron Ainsworth

                               POWER OF ATTORNEY

          OFFICERS AND DIRECTORS OF CELL ROBOTICS INTERNATIONAL, INC.


     The undersigned director of Cell Robotics International, Inc., a Colorado corporation (the "Corporation"), which proposes to file a Form 10-KSB under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington D.C., hereby constitutes and appoints Dr. Ronald
K. Lohrding, with full power of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Form 10-KSB and any and all amendments thereto, and any and all applications or other documents to be filed pertaining to such Form 10-KSB with the Securities and Exchange Commission and with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or any of his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Executed this 29 day of March, 2000.

                                                    /s/ Oton Tisch
                                                    ----------------------------
                                                    Oton Tisch